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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



                         Date of Report: August 1, 2000


                                  ENCISION INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         COLORADO                    0-28604                        84-1162056
         --------                    -------                        ----------
(State or other jurisdiction     (Commission File                I.R.S. Employer
     of incorporation)               Number)                          Number)


                               4828 Sterling Drive
                             Boulder, Colorado 80301
                     ---------------------------------------
                     (Address of principal executive office)


                                 (303) 444-2600
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                         (Registrant's telephone number,
                              including area code)


                               ELECTROSCOPE, INC.
                     ---------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS

         On June 26, 2000, at a Special Meeting of the Shareholders, a corporate name change was approved by the shareholders. The Registrant's new name, Encision Inc., reflects the significant change in the Registrant's product line, and is more specifically described in the Press Release attached as an exhibit hereto.

ITEM 7.  EXHIBITS

         3.2 Articles of Amendment to Articles of Incorporation filed August 1, 2000.
         99.1     Press Release dated August 1, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENCISION INC.

                                  By:  /s/ James A. Bowman
                                       ---------------------------------------
                                       James A. Bowman
                                       President and Chief Executive Officer

Date: August 1, 2000